Exhibit 8

	Company Name	Registered Office address

1	ADVANTICA CORPORATE VENTURES LIMITED	1 - 3 Strand, London, WC2N 5EH

2	ADVANTICA LIMITED	1 - 3 Strand, London, WC2N 5EH

3	Advantica Pty Limited	SUITE 18 , GREENWICH SQUARE, 130-134 PACIFIC HIGHWAY, GREENWICH NSW, AUSTRALIA

4	ADVANTICA, INC.	1170 HARRISBURG PIKE, CARLISLE, PA 17013

5	AGL Systems International Limited	1-3 Strand, London, WC2N 5EH

6	Aerial Group Limited	1-3 Strand, London, WC2N 5EH

7	Aerial UK Limited	1-3 Strand, London, WC2N 5EH

8	Ample Design Limited	1-3 Strand, London, WC2N 5EH

9	ASSETHALL LIMITED	1 - 3 Strand, London, WC2N 5EH

10	BEEGAS NOMINEES LIMITED	1 - 3 Strand, London, WC2N 5EH

11	BLACKWATER A LIMITED	1 - 3 Strand, London, WC2N 5EH

12	BLACKWATER B LIMITED	1 - 3 Strand, London, WC2N 5EH

13	BLACKWATER C LIMITED	1 - 3 Strand, London, WC2N 5EH

14	BLACKWATER D LIMITED	1 - 3 Strand, London, WC2N 5EH

15	BLACKWATER E LIMITED	1 - 3 Strand, London, WC2N 5EH

16	BLACKWATER H LIMITED	1 - 3 Strand, London, WC2N 5EH

17	BLACKWATER J LIMITED	1 - 3 Strand, London, WC2N 5EH

18	BRITISH TRANSCO CAPITAL, INC.	CT CORPORATION, CORPORATION TRUST CENTER, 1209 ORANGE STREET, WILMINGTON, DELAWARE, 19801, USA

19	BRITISH TRANSCO FINANCE (NO 1) LIMITED	C/O MAPLES AND CALDER, UGLAND HOUSE,, SOUTH GEORGE STREET, GEORGE TOWN, GRAND CAYMAN, P O BOX 309 GT, CAYMAN ISLANDS

20	BRITISH TRANSCO FINANCE (NO 2) LIMITED	C/O MAPLES AND CALDER, UGLAND HOUSE,, SOUTH GEORGE STREET, GEORGE TOWN, GRAND CAYMAN, P O BOX 309 GT, CAYMAN ISLANDS

21	BRITISH TRANSCO FINANCE (NO 3) LIMITED	1 - 3 Strand, London, WC2N 5EH

22	BRITISH TRANSCO FINANCE (NO 5) LIMITED	1 - 3 Strand, London, WC2N 5EH

23	BRITISH TRANSCO FINANCE, INC.	CT CORPORATION, CORPORATION TRUST CENTER, 1209 ORANGE STREET, WILMINGTON, DELAWARE, 19801, USA

24	BRITISH TRANSCO INTERNATIONAL FINANCE BV	SCHOUWBURGPLEIN 30-34, ROTTERDAM 3012 CL, THE NETHERLANDS

25	Britned Development Limited	1-3 Strand, London, WC2N 5EH

26	BSC CO Limited	1-3 Strand, London, WC2N 5EH

27	C4Gas SAS	Park Atrium, 11 Rue des Colonies, 1000 Brussels, Belgium

28	COGSYS LIMITED	1 - 3 Strand, London, WC2N 5EH

29	Connecticut Yankee Atomic Power Company	362 Injun Hollow Road, East Hampton, CT 006424-3099, United States

30	EASTLANDS (BENEFITS ADMINISTRATION) LIMITED	1 - 3 Strand, London, WC2N 5EH

31	Elexon Limited	4th Floor, 350 Euston Road, London, NW1 3AW

32	EUA Energy Investment Corporation	25 Research Drive, Westborough MA 01582, United States

	Company Name	Registered Office address

33	EUA FRC II Energy Associates	25 Research Drive, Westborough MA 01582, United States

34	FirstPoint Energy Corporation	c/o The Company Corporation, 2711 Centerville Road, Suite 400, Wilmington, DE 19808, United States

35	FULCRUM CONNECTIONS (EMPLOYERS) LIMITED	1 - 3 Strand, London, WC2N 5EH

36	FULCRUM CONNECTIONS LIMITED	1 - 3 Strand, London, WC2N 5EH

37	FULCRUM GAS SERVICES LIMITED	1 - 3 Strand, London, WC2N 5EH

38	FULCRUM INFRASTRUCTURE SERVICES LIMITED	1 - 3 Strand, London, WC2N 5EH

39	FULCRUM PIPELINES LIMITED	1 - 3 Strand, London, WC2N 5EH

40	Granite State Electric Company	9 Lowell Road, Salem, New Hampshire, USA

41	GridAmerica Holdings Inc.	2711 Centerville Road, Wilmington, Delaware, USA

42	Gridcom Limited	1 - 3 Strand, London, WC2N 5EH

43	Holdco Participacoes Ltda	Praia de Botafogo, No 300-50 Andar, Sala 1301 (parte), Rio de Janeiro, RJ, Brazil

44	Independent Towers of Vermont, LLC	80 Central St., Boxborough, MA 01719

45	Intelig Telecomunicacoes Ltda	Praia de Botafogo, No 370, Botafogo, Rio de Janeiro, Brazil

46	INTEROTEX LIMITED	Blackway House, Stretton Grandison, Ledbury, Herefordshire, HR8 2UN

47	Inversiones ABC Limitada	Avenida Del Condor 760, Huechuraba, Santiago, Chile

48	JOINT RADIO COMPANY LIMITED	Unit 108 The Blackfriars Foundry, 156 Blackfriars Road, London, SE1 8EN

49	JVCO Participacoes Ltda	Praia de Botafogo, No 300-50 Andar, Sala 1301 (parte), Rio de Janeiro, RJ, Brazil

50	Land Management and Development, Inc	300 Erie Boulevard West, Syracuse, New York, USA

51	LANDRANCH LIMITED	1 - 3 Strand, London, WC2N 5EH

52	Landwest, Inc	300 Erie Boulevard West, Syracuse, New York, USA

53	LATTICE ENERGY SERVICES LIMITED	1 - 3 Strand, London, WC2N 5EH

54	LATTICE GROUP EMPLOYEE BENEFIT TRUST LIMITED	1 - 3 Strand, London, WC2N 5EH

55	LATTICE GROUP INTERNATIONAL HOLDINGS LIMITED	1 - 3 Strand, London, WC2N 5EH

56	LATTICE GROUP PLC	1 - 3 Strand, London, WC2N 5EH

57	LATTICE GROUP TRUSTEES LIMITED	1 - 3 Strand, London, WC2N 5EH

58	LATTICE GROUP US HOLDINGS, INC.	1209 ORANGE STREET, WILMINGTON, DE19801

59	LATTICE INTELLECTUAL PROPERTY LIMITED	1 - 3 Strand, London, WC2N 5EH

60	LATTICE OPSCO LIMITED	1 - 3 Strand, London, WC2N 5EH

61	LATTICE TELECOM FINANCE (NO 1) LIMITED	15 - 19 Athol Street, Douglas, Isle of Man, IM1 1LB

62	Lattice Telecommunications Asset Development Company Limited	1 - 3 Strand, London, WC2N 5EH

63	Maine Yankee Atomic Power Company	Edison Drive, August, ME 04330, United States

64	MAINSTREAM FORTY-SEVEN LIMITED	1 - 3 Strand, London, WC2N 5EH

65	Massachusetts Electric Company	55 Bearfoot Road, Northborough MA 01532, United States

66	Melmar Limited	Third Floor, St. George’s Court, Upper Church Street, Douglas, Isle of Man, IM1 1EE

67	Mercator Developments Limited	1-3 Strand, London, WC2N 5EH

68	Metrowest Realty LLC	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, USA

	Company Name	Registered Office address

69	Nantucket Electric Company	25 Research Drive, Westborough MA 01582, United States

70	Natgrid Finance Holdings Limited	1-3 Strand, London, WC2N 5EH

71	Natgrid Finance Limited	1-3 Strand, London, WC2N 5EH

72	Natgrid Investments Limited	1-3 Strand, London, WC2N 5EH

73	NATGRID Limited	1-3 Strand, London, WC2N 5EH

74	NatGrid One Limited	1-3 Strand, London, WC2N 5EH

75	National Grid (IOM) UK Ltd	2nd Floor, Sixty Circular Road, Douglas, Isle of Man, IM1 1SA

76	National Grid (Ireland) 1 Limited	25/28 North Wall Quay, Dublin 1, Republic of Ireland

77	National Grid (Ireland) 2 Limited	25/28 North Wall Quay, Dublin 1

78	National Grid (Southall) General Partner Limited	1-3 Strand, London, WC2N 5EH

79	National Grid (Southall) LP Limited	1-3 Strand, London, WC2N 5EH

80	National Grid (US) Holdings Limited	1-3 Strand, London, WC2N 5EH

81	National Grid (US) Investments	1-3 Strand, London, WC2N 5EH

82	National Grid (US) Investments 2	1-3 Strand, London, WC2N 5EH

83	National Grid (US) Investments 3	1-3 Strand, London, WC2N 5EH

84	National Grid (US) Investments 4 Limited	1-3 Strand, London, WC2N 5EH

85	National Grid (US) Partner 1 Limited	1-3 Strand, London, WC2N 5EH

86	National Grid (US) Partner 2 Limited	1-3 Strand, London, WC2N 5EH

87	National Grid Australia Pty Limited	Offices of Maples and Calder, Ugland House, PO Box 309, South Church Street, George Town, Grand Cayman, Cayman Islands

88	National Grid Australia Pty Ltd	Level 3, 410 Collins Street, Melbourne 3000, Australia

89	National Grid Brazil B.V.	1-3 Strand, London, WC2N 5EH

90	National Grid Brazil Finance	1-3 Strand, London, WC2N 5EH

91	National Grid Brazil Transmission B.V.	Rokin 55, 1012 KK Amsterdam, Netherlands

92	National Grid Chile B.V.	Rokin 55, 1012 KK Amsterdam, Netherlands

93	National Grid Commercial Holdings Limited	1-3 Strand, London, WC2N 5EH

94	National Grid Communications, Inc.	80 Central Street, Boxborough MA 01719, United States

95	National Grid Eight	1-3 Strand, London, WC2N 5EH

96	National Grid Eighteen Limited	1-3 Strand, London, WC2N 5EH

97	National Grid Electricity Transmission plc	1-3 Strand, London, WC2N 5EH

98	National Grid Eleven	1-3 Strand, London, WC2N 5EH

99	National Grid Fifteen Limited	1-3 Strand, London, WC2N 5EH

100	National Grid Finance B.V.	Rokin 55, 1012 KK Amsterdam, Netherlands

101	National Grid Five Limited	1-3 Strand, London, WC2N 5EH

102	National Grid Four Limited	1-3 Strand, London, WC2N 5EH

103	National Grid Fourteen Limited	1-3 Strand, London, WC2N 5EH

104	NATIONAL GRID GAS FINANCE (NO 1) PLC	1-3 Strand, London, WC2N 5EH

105	National Grid Gas Holdings plc	1-3 Strand, London, WC2N 5EH

106	National Grid Gas plc	1-3 Strand, London, WC2N 5EH

107	National Grid Gold Limited	1-3 Strand, London, WC2N 5EH

108	National Grid Grain LNG Limited	1-3 Strand, London, WC2N 5EH

109	National Grid Holdings B.V.	Rokin 55, 1012 KK Amsterdam, Netherlands

110	National Grid Holdings Inc.	Corporation Service Company, 2711 Centerville Road, Suite 400, County of New Castle, City of Wilmington DE 19808, United States

111	National Grid Holdings Limited	1-3 Strand, London, WC2N 5EH

112	National Grid Holdings One plc	1-3 Strand, London, WC2N 5EH

113	National Grid Holland Limited	1-3 Strand, London, WC2N 5EH

114	National Grid India B.V.	Rokin 55, 1012 KK Amsterdam, Netherlands

	Company Name	Registered Office address

115	National Grid Indus B.V.	1-3 Strand, London, WC2N 5EH

116	NATIONAL GRID INSURANCE COMPANY (IRELAND) LIMITED	38/39 FITZWILLIAM SQUARE, DUBLIN 2, REPUBLIC OF IRELAND

117	NATIONAL GRID INSURANCE COMPANY (ISLE OF MAN) LIMITED	Third Floor, Jubilee Buildings, Victoria Street, Douglas, Isle of Man, IM1 2LR

118	National Grid Interconnectors Limited	1-3 Strand, London, WC2N 5EH

119	National Grid International Limited	1-3 Strand, London, WC2N 5EH

120	National Grid Ireland Three	c/o A&L Goodbody Solicitors, 25/28 North Wall Quay, Dublin 1, Ireland

121	National Grid Jersey Holdings Five Limited	Whiteley Chambers, Don Street, St Helier, Jersey

122	National Grid Jersey Investments Limited	Whiteley Chambers, Don Street,, St. Helier, , Jersey, Channel Islands, JE4 9WG

123	National Grid Jersey Investments Two Limited	Whiteley Chambers, Don Street,, St. Helier, , Jersey, Channel Islands, JE4 9WG

124	National Grid Land and Properties Limited	1-3 Strand, London, WC2N 5EH

125	National Grid Land Developments Limited	1-3 Strand, London, WC2N 5EH

126	National Grid Land Investments Limited	1-3 Strand, London, WC2N 5EH

127	National Grid Manquehue B.V.	Rokin 55, 1012 KK Amsterdam, Netherlands

128	National Grid Metering Limited	1-3 Strand, London, WC2N 5EH

129	National Grid Middle East FZCO	Dubai Airport, Free Zone Authority, Dubai, United Arab Emirates

130	National Grid Netherlands One B.V.	1-3 Strand, London, WC2N 5EH

131	National Grid Netherlands Three B.V.	1-3 Strand, London, WC2N 5EH

132	National Grid Netherlands Two B.V.	1-3 Strand, London, WC2N 5EH

133	National Grid Nine Limited	1-3 Strand, London, WC2N 5EH

134	National Grid Nineteen Limited	1-3 Strand, London, WC2N 5EH

135	National Grid One Limited	1-3 Strand, London, WC2N 5EH

136	National Grid Overseas Limited	1-3 Strand, London, WC2N 5EH

137	National Grid Overseas Two Limited	1-3 Strand, London, WC2N 5EH

138	National Grid Poland B.V.	Rokin 55, 1012 KK Amsterdam, Netherlands

139	National Grid Procurement BV	Rokin 55, 1012 KK Amsterdam, Netherlands

140	NATIONAL GRID PROPERTY (HIGH WYCOMBE) LIMITED	1-3 Strand, London, WC2N 5EH

141	National Grid Property (Northampton) Limited	1-3 Strand, London, WC2N 5EH

142	NATIONAL GRID PROPERTY (TAUNTON) LIMITED	1-3 Strand, London, WC2N 5EH

143	NATIONAL GRID PROPERTY (WARWICK) LIMITED	1-3 Strand, London, WC2N 5EH

144	National Grid Property Developments Limited	1-3 Strand, London, WC2N 5EH

145	National Grid Property Holdings Limited	1-3 Strand, London, WC2N 5EH

146	National Grid Property Limited	1-3 Strand, London, WC2N 5EH

147	National Grid Property Nominees (No 1) Limited	1-3 Strand, London, WC2N 5EH

148	National Grid Property Nominees (No 2) Limited	1-3 Strand, London, WC2N 5EH

149	National Grid Property Regeneration Limited	1-3 Strand, London, WC2N 5EH

150	National Grid Seven Limited	1-3 Strand, London, WC2N 5EH

151	National Grid Seventeen Limited	1-3 Strand, London, WC2N 5EH

152	National Grid Six Limited	1-3 Strand, London, WC2N 5EH

153	National Grid Sixteen Limited	1-3 Strand, London, WC2N 5EH

154	National Grid Telecoms Investment Limited	1-3 Strand, London, WC2N 5EH

155	National Grid Ten	1-3 Strand, London, WC2N 5EH

156	National Grid Three Limited	1-3 Strand, London, WC2N 5EH

157	National Grid Transmission Services Corporation	25 Research Drive, Westborough MA 01582, United States

158	National Grid Twelve Limited	1-3 Strand, London, WC2N 5EH

	Company Name	Registered Office address

159	National Grid Twenty Limited	1-3 Strand, London, WC2N 5EH

160	National Grid Twenty One Limited	1-3 Strand, London, WC2N 5EH

161	National Grid Two Limited	1-3 Strand, London, WC2N 5EH

162	National Grid UK Limited	1-3 Strand, London, WC2N 5EH

163	National Grid US 6 LLC	Corporation Service Company, 2711 Centerville Road, Suite 400, New Castle County, Wilmington DE 19808, United States

164	National Grid US 7 Inc.	25 Research Drive, Westborough MA 01582, United States

165	National Grid US LLC	Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

166	National Grid US8 Inc.	300 Erie Boulevard West, Syracuse, New York, USA

167	National Grid USA	25 Research Drive, Westborough MA 01582, United States

168	National Grid USA Service Company, Inc.	25 Research Drive, Westborough MA 01582, United States

169	National Grid Wireless Aerial Sites plc	1-3 Strand, London, WC2N 5EH

170	National Grid Wireless Finance plc	1-3 Strand, London, WC2N 5EH

171	National Grid Wireless Holdings, Inc.	80 Central Street, Boxborough MA 01719, United States

172	National Grid Wireless Holdings Limited	1-3 Strand, London, WC2N 5EH

173	National Grid Wireless Limited	1-3 Strand, London, WC2N 5EH

174	National Grid Wireless No 2 Limited	1-3 Strand, London, WC2N 5EH

175	National Grid Wireless No 3 Limited	1-3 Strand, London, WC2N 5EH

176	National Grid Wireless No 4 Limited	1-3 Strand, London, WC2N 5EH

177	National Grid Wireless Pension Trust Limited	1-3 Strand, London, WC2N 5EH

178	National Grid Wireless Services, Inc.	80 Central Street, Boxborough MA 01719, United States

179	National Grid Zambia Limited	1-3 Strand, London, WC2N 5EH

180	NEES Communications, Inc.	80 Central Street, Boxborough MA 01719, United States

181	NEES Energy, Inc.	25 Research Drive, Westborough MA 01582, United States

182	NetMap Limited	1-3 Strand, London, WC2N 5EH

183	Network Mapping Limited	1-3 Strand, London, WC2N 5EH

184	New England Electric Transmission Corporation	9 Lowell Road, Salem, New Hampshire, USA

185	New England Energy Incorporated	25 Research Drive, Westborough MA 01582, United States

186	New England Hydro Finance Company, Inc.	25 Research Drive, Westborough MA 01582, United States

187	New England Hydro-Transmission Corporation	9 Lowell Road, Salem, New Hampshire, USA

188	New England Hydro-Transmission Electric Company, Inc.	25 Research Drive, Westborough MA 01582, United States

189	New England Power Company	25 Research Drive, Westborough MA 01582, United States

190	New England Wholesale Electric Company	25 Research Drive, Westborough MA 01582, United States

191	NEWHC, Inc.	25 Research Drive, Westborough MA 01582, United States

192	Newport America Corporation	280 Melrose Street, Providence, Rhode Island, 02907, USA

193	NG Australia GP Pty Ltd	Level 3, 410 Collins Street, Melbourne 3000, Australia

194	NG Australia LLP	Level 3, 410 Collins Street, Melbourne 3000, Australia

	Company Name	Registered Office address

195	NG Chicago I LLC	c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808

196	NG Chicago II, LLC	c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808

197	NG Jersey Limited	Whiteley Chambers, Don Street, St. Helier, Jersey, JE4 9WG

198	NG Leasing Limited	1-3 Strand, London, WC2N 5EH

199	NG Luxembourg 3 Sarl	2 rue J Hackin, L - 1746 Luxembourg, Luxembourg

200	NG Luxembourg 4 Sarl	2 rue J Hackin, L - 1746 Luxembourg, Luxembourg

201	NG Luxembourg 5 Sarl	2 rue J Hackin, L - 1746 Luxembourg, Luxembourg

202	NG Luxembourg General Partnership	RL&F Service Corp., One Rodney Square, Tenth Floor, Tenth and King Streets, Wilmington, New Castle County, Delaware, 19801

203	NG LUXEMBOURG HOLDINGS LIMITED	1-3 Strand, London, WC2N 5EH

204	NG LUXEMBOURG SA	2 rue J Hackin, L - 1746 Luxembourg, Luxembourg

205	NG Luxembourg Two S.A.R.L	46A Avenue J.-F Kennedy, Luxembourg, L-1855

206	NG Nominees Limited	1-3 Strand, London, WC2N 5EH

207	NG Procurement Holdings Limited	1-3 Strand, London, WC2N 5EH

208	NGC do Brasil Participacoes Ltda	Av. Rio Branco No. 1, Room 1608, Rio de Janeiro RJ, Brazil

209	NGC Employee Shares Trustee Limited	1-3 Strand, London, WC2N 5EH

210	NGC Indus Limited	1-3 Strand, London, WC2N 5EH

211	NGC Two Limited	1-3 Strand, London, WC2N 5EH

212	NGC Zambia Limited	1-3 Strand, London, WC2N 5EH

213	NGET FINANCE (NO 1) PLC	1-3 Strand, London, WC2N 5EH

214	NGG (Delaware) LLC	Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

215	NGG FINANCE (NO 1) LIMITED	1-3 Strand, London, WC2N 5EH

216	NGG Finance plc	1-3 Strand, London, WC2N 5EH

217	NGG Limited	1-3 Strand, London, WC2N 5EH

218	NGG Telecoms Holdings Limited	1-3 Strand, London, WC2N 5EH

219	NGG Telecoms Limited	1-3 Strand, London, WC2N 5EH

220	NGM1 (GBR) Limited	Line Wall Road, Gibraltar

221	NGT Five Limited	C/O MAPLES AND CALDER, UGLAND HOUSE,, SOUTH GEORGE STREET, GEORGE TOWN, GRAND CAYMAN, P O BOX 309 GT, CAYMAN ISLANDS

222	NGT Four Limited	C/O M & C Corporate Services, PO Box 309GT, Ugland house, South Church Street, Grand Cayman, Cayman Islands, Cayman Islands

223	NGT HOLDING COMPANY (ISLE OF MAN) LIMITED	3rd Floor, St George’s Court, Upper Church Street, Douglas, IM1 1EE, Isle of Man

224	NGT INTELLECTUAL PROPERTY LIMITED	1-3 Strand, London, WC2N 5EH

225	NGT LUXEMBOURG ONE LIMITED	1-3 Strand, London, WC2N 5EH

226	NGT ONE LIMITED	1-3 Strand, London, WC2N 5EH

227	NGT TELECOM NO.1 LIMITED	1-3 Strand, London, WC2N 5EH

228	NGT TELECOM NO.2 LIMITED	1-3 Strand, London, WC2N 5EH

229	NGT Three	1-3 Strand, London, WC2N 5EH

230	NGT Two Limited	1-3 Strand, London, WC2N 5EH

231	Niagara Mohawk Energy, Inc.	Corporation Service Company, 84 State Street, Boston MA 02109, United States

232	Niagara Mohawk Holdings, Inc.	300 Erie Boulevard West, Syracuse, New York, USA

233	Niagara Mohawk Power Corporation	300 Erie Boulevard West, Syracuse, New York, USA

	Company Name	Registered Office address

234	NM Properties, Inc.	Secretary of State, 41 State Street, Albany, NY, 12231-0001, USA

235	NM Uranium, Inc.	300 Erie Boulevard West, Syracuse, New York, USA

236	ONSTREAM METERING SERVICES LIMITED	1-3 Strand, London, WC2N 5EH

237	Opinac Energy Corporation	Bennett Jones LLP, One First Canadian Place, Suite 3400, P.O. Box 130, Toronton ON M5X 1A4, Canada

238	Opinac North America, Inc.	300 Erie Boulevard West, Syracuse, New York, USA

239	Patience Realty Corp.	280 Melrose Street, Providence, Rhode Island, 02907, USA

240	PORT GREENWICH LIMITED	1-3 Strand, London, WC2N 5EH

241	Prudence Corporation	280 Melrose Street, Providence, Rhode Island, 02907, USA

242	RISX ENVIRONMENTAL MANAGEMENT LIMITED	6 West Craibstone Street, Aberdeen, Aberdeenshire, AB11 6DL

243	RISX LIMITED	6 West Craibstone Street, Aberdeen, Aberdeenshire, AB11 6DL

244	Riverview, Inc	300 Erie Boulevard West, Syracuse, New York, USA

245	SCC Uno S.A.	11th Floor, Avenida Vitacura 4380, Santiago, Chile

246	Silver Bow Communications II, Inc.	80 Central St., Boxborough, MA 01719

247	SOFRER SA	1 Place de la Boule, 92024 Nanterre, France

248	SSE TRANSCO LIMITED	1-3 Strand, London, WC2N 5EH

249	SST GmbH	c/o Paul Thomas, Ernsberger, StraBe 5a, 81241 Munich, Germany

250	SST TOWERS COMMUNICATIONS SAS	4 Rue Marivaux, 75002 Paris, France

251	STARGAS NOMINEES LIMITED	1-3 Strand, London, WC2N 5EH

252	STC International Holdings Limited	1-3 Strand, London, WC2N 5EH

253	STONER ASSOCIATES EUROPE LIMITED	1-3 Strand, London, WC2N 5EH

254	Supergrid Energy Transmission Limited	1-3 Strand, London, WC2N 5EH

255	Supergrid Limited	1-3 Strand, London, WC2N 5EH

256	TELECOM INTERNATIONAL HOLDINGS LIMITED	1-3 Strand, London, WC2N 5EH

257	Telink Limited	1-3 Strand, London, WC2N 5EH

258	Terracom Design & Development Limited	1-3 Strand, London, WC2N 5EH

259	Terracom Estates Limited	1-3 Strand, London, WC2N 5EH

260	The Electricity Transmission Company Limited	1-3 Strand, London, WC2N 5EH

261	The Narragansett Electric Company	280 Melrose Street, Providence, Rhode Island, 02907, USA

262	The National Grid Group Quest Trustee Company Limited	1-3 Strand, London, WC2N 5EH

263	The National Grid Investments Company	1-3 Strand, London, WC2N 5EH

264	Transco Limited	1-3 Strand, London, WC2N 5EH

265	Triscape Planning Limited	1-3 Strand, London, WC2N 5EH

266	Upper Hudson Development Inc	300 Erie Boulevard West, Syracuse, New York, USA

267	UTILITY METERING SERVICES LIMITED	1-3 Strand, London, WC2N 5EH

268	Valley Appliance and Merchandising Company	280 Melrose Street, Providence, Rhode Island, 02907, USA

269	Wayfinder Group, Inc.	25 Research Drive, Westborough MA 01582, United States

270	XOSERVE LIMITED	1-3 Strand, London, WC2N 5EH

271	Yankee Atomic Electric Company	19 Midstate Drive, Suite 200, Auburn, MA 01501, United States